Exhibit 10.2

AMENDMENT TO INDEPENDENT CONTRACTOR CONSULTANCY AGREEMENT
This Amendment to Independent Contractor Consultancy Agreement (the “Amendment”) is made and entered into as of June 13, 2018 and effective February 1, 2018 (the “Effective Date”) by and between Ross Stores, Inc. (“Company” or “Ross”) and Norman A. Ferber, an individual (“Contractor” or “Ferber”), and amends the Amended and Restated Independent Contractor Consultancy Agreement entered into by the Company and Contractor effective as of January 6, 2010 and subsequently amended effective January 30, 2012, February 17, 2015 and March 1, 2017 (collectively, the “Agreement”) as follows:

1.	Section 2.1 of the Agreement is hereby amended by replacing the phrase “$1,616,000” with the phrase “$1,875,000”.

2.	Section 8.1 of the Agreement is hereby amended by replacing the phrase “May 31, 2019” with the phrase “May 31, 2020”.

3.	Except as so amended, the Agreement remains in full force and effect.
IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the first date first written above.

Company:		Contractor:

ROSS STORES, INC.		NORMAN A. FERBER

By:	/s/George P. Orban	/s/Norman A. Ferber
George P. Orban
Chairman, Compensation Committee